Trust for Incentive	12 Months Ended
Dec. 31, 2025
Distribution Policy, Members or Limited Partners [Abstract]
Trust for Incentive

5. Trust for Incentive

In June 2022, the Company approved a long-term incentive plan in the aggregate amount of $1.4 billion for all eligible employees following the Company's successful COVID-19 vaccination campaign (the "Employee Incentive Plan"). To implement the Employee Incentive Plan, the Sinovac Trust for Incentive (the "Trust") between Sinovac LS and CITIC Trust Co., Ltd. (the "Trustee") was established.

Because the Trustee is required to act in accordance with the Trust deed and the Company has the power to direct the activities of the Trust, the Company has the ability to control the Trust. Accordingly, the Trust is consolidated into the Company's consolidated financial statements. The assets held in the Trust that are used to satisfy the Company's obligations under the Employee Incentive Plan are recorded in short-term investments and restricted cash in the amount of $315 million as of December 31, 2025 (2024 - $550 million).

The Company recognizes compensation expenses for its multi-year Employee Incentive Plan over the service periods specified in the plan, which typically align with the periods during which employees earn the bonus from the Trust. $255 million was paid under the Employee Incentive Plan during the year ended December 31, 2025 (2024 - 375 million). $99 million had been accrued as deferred compensation liability for the year ended 2025 (2024 - $244 million).

In January 2026, all principal and income under the Trust had been fully distributed.